BLACKROCK LARGE CAP FOCUS VALUE FUND, INC.
(the “Fund”)
Supplement dated August 29, 2025 to the Summary Prospectuses and Prospectuses of the Fund, each dated October 28, 2024, as supplemented to date
On September 18, 2024, the Board of Trustees of BlackRock Large Cap Focus Value Fund, Inc. approved certain changes to the Fund’s investment strategy and investment process in order to satisfy new requirements pursuant to the recent amendments to Rule 35d‑1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on or about October 28, 2025.
Accordingly, effective on or about October 28, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The section of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Large Cap Focus Value Fund, Inc. — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Large Cap Focus Value Fund, Inc. — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. Equity securities consist of common stock and preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
Value securities are generally considered to be those with prices less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs. The Fund generally intends to invest in not less than 30 to not more than 50 companies.
The first paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
In selecting securities, Fund management emphasizes value securities, which are generally considered to be those with prices less than Fund management believes they are worth. The investment strategy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. Equity securities consist of common stock and preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
Value securities are generally considered to be those with prices less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs. The Fund generally intends to invest in not less than 30 to not more than 50 companies.
The section of the Prospectuses entitled “Glossary” is amended to add the following definitions:
MSCI World Value Index — an index that captures large and mid‑cap securities exhibiting overall value style characteristics across 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12‑month forward earnings to price and dividend yield.
Russell 3000® Value Index — an index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® companies with relatively lower price‑to‑book ratios, lower Institutional Brokers’ Estimate System (“I/B/E/S”) forecast medium term (2‑year) growth and lower sales per share historical growth (5 years).
S&P Composite 1500® Value Index — an index that measures constituents from the S&P Composite 1500® Index that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price.
Shareholders should retain this Supplement for future reference.
PR2‑LCFV‑0825SUP